CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 99 to Registration Statement No. 2-75677 on Form N-1A of our report dated February 26, 2018, relating to the financial statements and financial highlights of Segall Bryant & Hamill Trust (the “Trust”) (formerly known as Westcore Trust), including Segall Bryant & Hamill Micro Cap Fund (formerly known as Westcore Micro-Cap Opportunity Fund), Segall Bryant & Hamill Small Cap Value Dividend Fund (formerly known as Westcore Small-Cap Value Dividend Fund), Segall Bryant & Hamill Small Cap Growth Fund (formerly known as Westcore Small-Cap Growth Fund), Segall Bryant & Hamill Small Cap Growth Fund II (formerly known as Westcore Small-Cap Growth Fund II), Segall Bryant & Hamill Smid Cap Value Dividend Fund (formerly known as Westcore Smid-Cap Value Dividend Fund), Segall Bryant & Hamill Mid Cap Value Dividend Fund (formerly known as Westcore Mid-Cap Value Dividend Fund), Segall Bryant & Hamill Mid Cap Value Dividend Fund II (formerly known as Westcore Mid-Cap Value Dividend Fund II), Segall Bryant & Hamill Large Cap Dividend Fund (formerly known as Westcore Large-Cap Dividend Fund), Segall Bryant & Hamill Fundamental International Small Cap Fund (formerly known as Westcore International Small-Cap Fund), Segall Bryant & Hamill Global Large Cap Fund (formerly known as Westcore Global Large-Cap Dividend Fund), Segall Bryant & Hamill Plus Bond Fund (formerly known as Westcore Plus Bond Fund), Segall Bryant & Hamill Quality High Yield Fund (formerly known as Westcore Flexible Income Fund), Segall Bryant & Hamill Municipal Opportunities Fund (formerly known as Westcore Municipal Opportunities Fund), and Segall Bryant & Hamill Colorado Tax Free Fund (formerly known as Westcore Colorado Tax-Exempt Fund), appearing in the Annual Report on Form N-CSR of the Trust for the year ended December 31, 2017, and to the references to us under the headings "Financial Highlights" in the Prospectus and “Disclosure of Fund Portfolio Holdings” and "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/DELOITTE & TOUCHE LLP

Denver, Colorado
April 30, 2018